MERISEL, INC.
                       1997 Stock Award and Incentive Plan
                       Nonqualified Stock Option Agreement


                  This NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is entered into this 14th day of January, 1998 (the "Grant Date"), by and between MERISEL, INC., a Delaware corporation (the "Company"), and FirstName LastName, an employee of the Company (the "Optionee"). Any capitalized terms not defined herein shall have the meaning set forth in the Plan (as defined below).

                  1.  Grant of Option

                  Pursuant to the Merisel, Inc. 1997 Stock Award and Incentive Plan (the "Plan"), the Committee has determined that the Optionee is to be granted, on the terms and conditions set forth herein (and subject to the terms and provisions of the Plan), a nonqualified stock option (an "Option") to purchase shares of the Company's common stock, par value $.01 per share ("Common Stock"), and hereby grants such Option. It is intended that the Option constitute a "nonqualified stock option" and not an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2.  Number of Shares and Option Price

                  The Option entitles the Optionee to purchase Total shares of Common Stock (the "Option Shares") at an exercise price (the "Option Price") of $4.06 per share.

                  3.  Term of Option and Agreement

                  Subject to Section 5 hereof, the Option, this Agreement and all rights to acquire Common Stock hereunder shall expire when the first of the following occurs:

                           (a)      the  expiration of ten years from the Grant
Date, provided, however, that if the Optionee is a 10 percent stockholder of the Company as detailed in Section 422A(c)(8) of the Code, the expiration of five years from the Grant Date;

                           (b)      the  date and time of the  termination  of
the Optionee's employment by, or status as an independent contractor of, the Company or a Subsidiary, except that, with respect to any Option that is vested and exercisable under Section 4(b) hereof upon the date of such termination, this Agreement shall expire on the expiration of three months from the date of such termination (unless by reason of death) or, if such termination is by reason of Optionee's Disability (as defined below), the expiration of one year from the date of such termination; and

                           (c)      the  expiration  of one year from the date
of Optionee's death if such death occurs while Optionee is, or not later than three months after Optionee has ceased to be, an employee or independent contractor of the Company or any Subsidiary.

         "Disability" means the inability of the Optionee to perform substantially his duties and responsibilities to the Company or a Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months or (ii) such earlier time as the Optionee submits medical evidence satisfactory to the Company that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Optionee submits such satisfactory medical evidence, as the case may be.

                  4.  Exercise of Option

                  Subject to the restrictions on exercise set forth in Section 10, this Option may be exercised by the Optionee (or, after his or her death, by the person designated in Section 6) in accordance with the following provisions:

                           (a) this Option may be exercised by the Optionee
upon delivery of the following to the Company at its principal executive offices:

                                    (i)     a written  notice  of  exercise,  in
         a form provided by or otherwise satisfactory to the Secretary of the Company, which identifies this Agreement and states the number (which may not be less than 100) of shares of Common Stock then being purchased;

                                    (ii)  payment of the Option Price either (A)
         in lawful money of the United States of America in an amount equal to the Option Price in such form as is acceptable to the Company or (B) by delivery of shares of Common Stock having a Fair Market Value (as of the date of exercise) equal to the Option Price or (C) any combination of (A) and (B) which equals the Option Price or (D) by transacting a "same day sale" and thereby executing a "cashless" option exercise provided such a transaction does not violate any applicable federal or state laws or regulations; and

                                    (iii) if  requested  by the  Company  either
         before or after the Company's receipt of the notice of exercise, payment in such form as is acceptable to the Company of the amount of any taxes (other than stock issue or transfer taxes) that the Company is obligated to collect or withhold by reason of the exercise of this Option.

                           (b)  Subject to the  provisions  of the Plan and this
Agreement, this Option shall become
vested and exercisable in the following installments:

  Anniversary of                                           Percentage of Option
   Grant Date                                                Shares Exercisable

 First Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25%
 Second Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25%
 Third Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25%
 Fourth Year     . . . . . . . . . . . . . . . . . . . . . . . . . . . .25%

                  The installments shall be cumulative, such that this Option may be exercised as to any or all of the Option Shares covered by an installment at any time or times after the installment becomes vested and exercisable and until this Option expires or terminates. Any other provision of the Plan or this Agreement notwithstanding, no further exercise or vesting rights shall accrue after Optionee ceases to be an employee or independent contractor of the Company or a Subsidiary. If the Optionee takes a leave of absence from the Company or a Subsidiary in excess of six months' duration, other than a sick leave or disability leave (to be determined in the sole discretion of the Committee), then the date when any installment of this Option would otherwise become vested and exercisable under the foregoing schedule shall be delayed for a period equal to the duration of such leave of absence.

                  (c) Notwithstanding any contrary provisions of this Agreement, the Option may not be exercised unless the restrictions on exercise set forth in
Section 10 have been met.

                  (d) The Company retains the right to amend the schedule of vesting, as set forth in Section 4(b) above, as follows:

                                    (i)     accelerate  any  unvested and
         unexercisable portion of this Option to permit the Optionee to exercise this Option with respect to that accelerated portion and any previously vested and exercisable portion of the Option hereby granted; or

                                    (ii)   accelerate  the  date  by  which  any
         unexercised portion of this Option terminates,   requiring   the
         Optionee to exercise the vested and unexercised portion of the Option or forfeit such Option; however, such date shall, in no event, be less than two (2) weeks from the date the Optionee is informed in writing of such acceleration.

                  (e) After receiving a proper notice of exercise, and timely payment of the Option Price and any applicable tax withholding, the Company shall cause to be issued a certificate or certificates for the Option Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship) and bearing any appropriate legends. The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.

                  5.  Termination of Employment

                  Notwithstanding any other provision of this Agreement, the Company shall retain the right to terminate all unexercised Options, whether vested or not, granted to an Optionee pursuant to the Plan if the employment of such Optionee is terminated, except if such termination of employment is by reason of death or Disability.

                  6.  Death of Optionee; No Assignment

                  The rights of the Optionee under this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order ("QDRO"). This Option shall be exercisable during the Optionee's lifetime only by the Optionee or his guardian or legal representative or as otherwise provided by a QDRO. Any attempt to assign this Option in contravention of this Agreement shall be void and shall have no effect. If the Optionee should die while he or she is, or not later than three months after he or she has ceased to be, an employee or independent contractor of the Company or a Subsidiary, his or her legal representative, his or her legatee, or the person who acquired the right to exercise this Option by reason of the death of such Optionee (this group shall be collectively known as "Successors") succeeds to the Optionee's rights under this Agreement. After the death of such Optionee, only his or her Successor may exercise this Option.

                  7.  No Employment or Service Contract

                  Nothing in this Agreement or the Plan shall confer upon the Optionee any right to continue in the employment or service of the Company (or any parent corporation of the Company or Subsidiary employing or retaining the Optionee) for any period of time or interfere with or restrict in any way the rights of the Company (or any parent corporation of the Company or Subsidiary employing or retaining the Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause.

                  8.  No Rights as Stockholders

                  The Optionee shall have no rights as a stockholder of any Option Shares until the date of issuance of a stock certificate representing such Shares.

                  9.  Agreement Subject To Plan

                  This Agreement is made under the provisions of the Plan and shall be interpreted in a manner consistent with it. Any provision in this Agreement inconsistent with the Plan shall be superseded and governed by the Plan. A copy of the Plan is available to the Optionee at the Company's principal executive offices upon request and without charge. Optionee has carefully reviewed the Plan and understands the restrictions on the Option Shares to be purchased by Optionee pursuant to this Option.

                  10.  Restrictions on Exercise

                  This Option may not be exercised until (a) the issuance to the Optionee and the resale to the public of the Option Shares issuable upon exercise have been registered under the Securities Act of 1933, as amended (the "Act"), on a Form S-8 (or equivalent Form) and such issuance otherwise complies with applicable federal and state securities laws or (b) the Company receives an opinion of counsel to Optionee in form and substance satisfactory to the Company that (i) the issuance of such Shares is exempt from registration under the Act and otherwise complies with federal and state securities laws, and (ii) the issuance of such Shares, when combined with the issuance of stock or other securities of the Company issuable under any employee stock option or related plan, will not result in a violation of federal or state securities laws. As a condition of the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as the Company may request in order to comply with any applicable law or regulation.

                  11.  No Disclosure

                  Optionee acknowledges and agrees that neither the Company, its stockholders nor its directors and officers has any duty or obligation to disclose to the Optionee any material information regarding the business of the Company or affecting the value of the Common Stock at any time, whether before, at the time of or after termination of the Optionee as an employee or independent contractor of the Company or a Subsidiary, including, without limitation, any information concerning plans for the Company to make a public offering of its securities, to acquire another entity or to be acquired by or merged with or into another firm or entity.

                  12.  Investment Representation

                  Upon the exercise of all or any part of this Option, the Committee may require the Optionee to furnish to the Company an agreement (in such form as the Committee may specify) in which the Optionee shall represent that the Option Shares are to be acquired for the Optionee's own account and not with a view to the sale or distribution thereof.

                  13.  Authority of the Committee

                  The Committee shall have full authority to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any such of interpretation or construction shall be final, binding and conclusive.

                  14. Governing Law

                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of California, without regard to principles of conflicts of laws.

                  The Company and the Optionee have executed this Agreement as of the date set forth in the first paragraph.

                                            MERISEL, INC.


                         By: ___________________________
                                 James E. Illson
                             Executive Vice President and
                               Chief Financial Officer


                                            The  undersigned  hereby accepts and
                                            agrees   to  all   the   terms   and
                                            provisions    of    the    foregoing
                                            Agreement  and to all the  terms and
                                            provisions   of  the   Plan   herein
                                            incorporated by reference.


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                                            Optionee

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                                            Address

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